ISSACHAR FUND
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2022

Shares		Fair Value
SHORT-TERM INVESTMENTS — 100.1%
MONEY MARKET FUNDS - 100.1%
25,092,859	Fidelity Government Portfolio, Class I, 1.21% (Cost $25,092,859)(a)	$ 25,092,859

	TOTAL INVESTMENTS - 100.1% (Cost $25,092,859)	$ 25,092,859
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(21,873)
	NET ASSETS - 100.0%	$ 25,070,986

(a)	Rate disclosed is the seven day effective yield as of June 30, 2022.